Exhibit 99.1

Volkswagen Auto Loan Enhanced Trust 2003-1
MONTHLY SERVICER CERTIFICATE
For the collection period ended 10-28-2006	Data Current as of 11/02/2006 1:13:44 PM

A.	DATES	Begin	End	# days

1	Determination Date		11/16/2006

2	Payment Date		11/20/2006

3	Collection Period	10/1/2006	10/28/2006	28

4	Monthly Interest Period - Actual/360	10/20/2006	11/19/2006	31

5	Monthly Interest - 30/360			30

B. SUMMARY

		Initial Balance	Beginning Balance	Principal Payment	Ending Balance	Note Factor
6	Class A-1 Notes	315,000,000.00	—	—	—	—
7	Class A-2 Notes	370,000,000.00	—	—	—	—
8	Class A-3 Notes	385,000,000.00	—	—	—	—
9	Class A-4 Notes	214,173,000.00	119,265,171.88	12,329,163.46	106,936,008.42	0.4992973
10	Class B Notes	29,559,766.00	29,559,766.00	—	29,559,766.00	1.0000000

11	Total Securities	$1,313,732,766.00	$148,824,937.88	$12,329,163.46	$136,495,774.72

12	Net Pool Balance	$1,334,414,493.82	$150,668,330.57		$138,144,189.50

				Per $1000	Principal & Interest	Per $1000
		Coupon Rate	Interest Pmt Due	Face Amount	Payment Due	Face Amount

13	Class A-1 Notes	1.0050%	—	—	—	—
14	Class A-2 Notes	1.1100%	—	—	—	—
15	Class A-3 Notes	1.4900%	—	—	—	—
16	Class A-4 Notes	1.9300%	191,818.15	1.6083333	12,520,981.61	104.9843925

	Total Securities		191,818.15		12,520,981.61

C.	COLLECTIONS AND AVAILABLE FUNDS

17	Scheduled Principal Payments Received	9,243,537.80
18	Scheduled Interest Payments Received	444,577.21
19	Prepayments of Principal Received	47,941.02
20	Liquidation Proceeds	3,106,494.53
21	Recoveries Received	111,392.55
22	Other Payments Received to Reduce Principal	—

23	Subtotal: Total Collections	12,953,943.11

24	Repurchased Receivables	—
25	Reserve Account Excess Amount (Item 85)	43,347.19

26	Total Available Funds, prior to Servicer Advances	12,997,290.30

27	Servicer Advance (Item 68)	—

28	Total Available Funds + Servicer Advance	12,997,290.30

29	Reserve Account Draw Amount (Item 71)	—

30	Total Available Funds + Servicer Advance and Reserve Account Draw Amount	12,997,290.30

D.	DISTRIBUTIONS

	Distribution Summary:
31	Prior Advance Reimbursement (Item 74)	—
32	Servicing Fees (Item 38)	124,020.78
33	Class A Noteholder Interest (Item 47)	191,818.15
34	Principal Distribution Amount (Item 72)	12,329,163.46
35	Amount Paid to Reserve Account to Reach Specified Balance	—
36	Other Amounts Paid to Trustees	—

37	Remaining Funds to Certificateholder	352,287.91

Volkswagen Auto Loan Enhanced Trust 2003-1
MONTHLY SERVICER CERTIFICATE
For the collection period ended 10-28-2006	PAGE 2

	Distribution Detail:	Due	Shortfall	Paid

38	Servicing Fees	124,020.78	—	124,020.78

	Pro rata:
39	Class A-1 Interest	—	—	—
40	Class A-2 Interest	—	—	—
41	Class A-3 Interest	—	—	—
42	Class A-4 Interest	191,818.15	—	191,818.15
43	Class A-1 Interest Carryover Shortfall	—	—	—
44	Class A-2 Interest Carryover Shortfall	—	—	—
45	Class A-3 Interest Carryover Shortfall	—	—	—
46	Class A-4 Interest Carryover Shortfall	—	—	—

47	Class A Noteholder Interest	191,818.15	—	191,818.15

E.	CALCULATIONS

	Calculation of Principal Distribution Amount:
48	Beginning Note Balance - All Classes			148,824,937.88
49	Beginning Net Pool Balance		150,668,330.57
50	Receipts of Scheduled Principal		(9,243,537.80)
51	Receipts of Prepaid Principal		(47,941.02)
52	Liquidation Proceeds		(3,106,494.53)
53	Other Collections of Principal		—
54	Principal Amount of Repurchases		—
55	Principal Amount of Defaulted and Terminated Receivables		(126,167.72)

56	Ending Net Pool Balance		138,144,189.50
57	Yield Supplement Overcollateralization Amount		1,648,415.08

58	Adjusted Pool Balance		136,495,774.42
59	Less: Adjusted Pool Balance - End of Collection Period			136,495,774.42

60	Calculated Principal Distribution Amount			12,329,163.46

	Calculation of Servicer Advance:
61	Available Funds, prior to Servicer Advances (Item 26)			12,997,290.30
62	Less: Prior Advance Reimbursement (Item 31)			—
63	Less: Servicing Fees Paid (Item 32)			124,020.78
64	Less: Interest Paid to Noteholders (Item 33)			191,818.15
65	Less: Calculated Principal Distribution (Item 60)			12,329,163.46

66	Equals: Remaining Available Funds before Servicer Advance			352,287.91
67	Monthly Loan Payments Due on Included Units but not received (N/A if Item 66 > 0)			N/A

68	Servicer Advance (If Item 66 < 0, lesser of Item 66 and Item 67, else 0)			—

	Calculation of Reserve Account Draw Amount:
69	Remaining Available Funds, before Reserve Account Draw (Item 66 plus Item 68)			352,287.91
70	Available Funds Shortfall Amount (If Item 69 < 0, Item 69, else 0)			—

71	Reserve Account Draw Amount (If Item 70 is > 0, Lesser of Reserve Acct Balance and Item 70)			—

72	Principal Distribution Amount (Item 60 - Available Funds Shortfall + Reserve Account Draw Amt)			12,329,163.46

	Reconciliation of Servicer Advance:
73	Beginning Balance of Servicer Advance			—
74	Less: Prior Advance Reimbursement			—
75	Plus: Additional Payment Advances for Current Period			—

76	Ending Balance of Payment Advance			—

Volkswagen Auto Loan Enhanced Trust 2003-1
MONTHLY SERVICER CERTIFICATE
For the collection period ended 10-28-2006	PAGE 3

F.	RESERVE ACCOUNT

	Reserve Account Balances:
77	Specified Reserve Account Balance		9,852.995.74
78	Initial Reserve Account Balance		6,568,663.83

79	Beginning Reserve Account Balance		9,852,995.74
80	Plus: Net Investment Income for the Collection Period		43,347.19

81	Subtotal: Reserve Fund Available for Distribution		9,896,342.93
82	Plus: Deposit of Excess Available Funds (Item 35)		—
83	Less: Reserve Account Draw Amount (Item 71)		—

84	Subtotal Reserve Account Balance		9,896,342.93
85	Less: Reserve Account Excess Amount to Available Funds (If Item 84 > Item 77)		43,347.19

86	Equals: Ending Reserve Account Balance		9,852,995.74

87	Change in Reserve Account Balance from Immediately Preceding Payment Date		—

G.	POOL STATISTICS

	Collateral Pool Balance Data:	Initial	Current

88	Net Pool Balance	1,334,414,494	138,144,190
89	Number of Current Contracts	74,039	26,462
90	Weighted Average Loan Rate	4.21%	3.84%
91	Average Remaining Term	51.9	15.5
92	Average Original Term	55.6	60.0

			Outstanding
	Net Credit Loss and Repossession Activity:	Units	Principal Balance

93	Aggregate Outstanding Principal Balance of Charged Off Receivables	14	126,168
94	Liquidation Proceeds on Related Vehicles		—
95	Recoveries Received on Receivables Previously Charged Off		111,393

96	Net Principal Losses for Current Collection Period	14	14,775

97	Beginning Net Principal Losses	934	5,954,535
98	Net Principal Losses for Current Collection Period	14	14,775

99	Cumulative Net Principal Losses	948	5,969,311

				Outstanding
	Delinquencies Aging Profile - End of Period:	Percentage	Units	Principal Balance

100	Current	98.49%	26,137	136,059,869
101	31 - 60 Days Delinquent	1.31%	283	1,803,065
102	61 - 90 Days Delinquent	0.20%	42	281,255

103	Total	100.00%	26,462	138,144,190